SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                             ----------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 23, 2003


                           R.H. DONNELLEY CORPORATION
               (Exact Name of Registrant as Specified in Charter)


               Delaware                1-07155                     13-2740040
--------------------------------------------------------------------------------
     (State or Other Jurisdiction      (Commission              (IRS Employer
           of Incorporation)          File Number)           Identification No.)

                One Manhattanville Road, Purchase, New York 10577
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                              R.H. DONNELLEY INC.*
                     (Exact Name of Registrant as Specified
                                   in Charter)


               Delaware                333-59287                   36-2467635
--------------------------------------------------------------------------------
     (State or Other Jurisdiction      (Commission                (IRS Employer
           of Incorporation)           File Number)          Identification No.)

                One Manhattanville Road, Purchase, New York 10577
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrants' telephone number, including area code: (914) 933-6400

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

*R.H. Donnelley Inc. is a wholly owned subsidiary of R.H. Donnelley Corporation, which became subject to the filing requirements of Section 15(d) on October 1, 1998 in connection with the public offering of its 9 1/8% senor subordinated notes due 2008. R.H. Donnelley Inc. is also the obligor of 8 7/8% senior notes due 2010 and 10 7/8% senior subordinated notes due 2012. As of July 1, 2003, 100 shares of R.H. Donnelley Inc. common stock, no par value, were outstanding.

Item 9.  Regulation FD Disclosure (Information is being furnished under Item 12)



         This Current Report on Form 8-K ("Form 8-K") is being furnished by R.H. Donnelley Corporation (the "Company" or "Donnelley") to disclose quarterly publication cycle advertising sales ("publication sales") and adjusted pro forma financial results ("adjusted pro forma results") for each of the quarters ended March 31, 2002, June 30, 2002, September 30, 2002 and December 31, 2002 that give effect to the Company's acquisition of Sprint Publishing & Advertising ("SPA"), the directory publishing business previously owned by Sprint Corporation assuming that the acquisition occurred on January 1, 2002. Each of these is a non-GAAP (as defined below) financial measure. See the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission ("SEC") on May 2, 2003 (the "Initial 8-K") for a detailed discussion of these measures, the most comparable GAAP financial measures, why management believes these non-GAAP financial measures provide useful information to investors regarding the Company's financial condition and results of operations, and other purposes for which management uses these non-GAAP financial measures.

         Because of the SPA acquisition, related financing and associated accounting, the Company's 2003 results prepared in accordance with generally accepted accounting principles ("GAAP") are not comparable to the Company's 2002 GAAP results previously reported. Therefore, in order to facilitate meaningful period-over-period comparisons of financial results, each quarter during 2003, the Company presently intends to publicly disclose, in addition to 2003 and 2002 GAAP results, adjusted and as adjusted pro forma results for the 2003 and 2002 quarterly periods (and year-to-date, as applicable), respectively. The 2002 adjusted pro forma results are reflected on the adjusted pro forma statements included as Schedule 1 and a reconciliation between 2002 GAAP results and 2002 adjusted pro forma results is provided for each respective period on Schedules 2 through 5.

         The quarterly 2002 adjusted pro forma statements included in this Form 8-K reflect the significant increase in interest expense due to the highly leveraged nature of the Company after the acquisition, the amortization of acquired identifiable intangible assets, the fair value adjustment for deferred directory costs, the elimination of transactions between the Company and SPA that would have been intercompany transactions and the dividend on the Preferred Stock issued in connection with the financing of the acquisition, including the beneficial conversion feature ("BCF"). Each of these items is described in further detail in the Initial 8-K and the footnotes to the adjusted pro forma statements included herein. These quarterly 2002 adjusted pro forma statements were prepared in accordance with Article 11 of Regulation S-X, with the exception of the exclusion of a BCF of $62.4 million in the first quarter of 2002 and SPA other income of $0.4 million for the first quarter 2002, $0.2 million for the second quarter 2002, $0.4 million for the third quarter 2002 and $0.5 million for the fourth quarter 2002. SPA other income represents interest earned on advances from Sprint Corporation and are being excluded from the adjusted pro forma results as similar transactions will not occur subsequent to the acquisition. The calculation of adjusted pro forma EPS is calculated as net income before the dividend on the Preferred Stock divided by the weighted average shares outstanding, assuming the Preferred Stock was converted to common stock at the beginning of the period.

         While the adjusted pro forma statements reasonably represent results as if the two businesses had been combined for the full year 2002, because of differences between current and historical accounting policies, management does not believe these statements are strictly comparable to 2003 on a quarterly basis. The adjusted pro forma statements are provided for informational purposes only and do not purport to represent what the combined financial position or results of operations actually would have been had the SPA acquisition and related financing and other pro forma adjustments occurred on the dates indicated. Additionally, the adjusted pro forma statements are not necessarily indicative of the future financial condition or results of operations of Donnelley.

         The adjusted pro forma statements for the three months ended March 31, 2002, June 30, 2002 and September 30, 2002 have been derived from, and should be read in conjunction with, the GAAP financial statements included in Donnelley's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2002, June 30, 2002 and September 30, 2002, respectively. The adjusted pro forma statement for the three months ended December 31, 2002 has been derived from, and should be read in conjunction with, the GAAP financial statements included in Donnelley's

Annual Report on Form 10-K for the year ended December 31, 2002 (as well as the preceding Quarterly Reports on Form 10-Q). In addition, the adjusted pro forma statements should be read in conjunction with the audited financial statements of SPA and the pro forma financial information included in Donnelley's Amendment No. 1 to Current Report on Form 8-K/A filed with the SEC on March 19, 2003.

         As indicated in the Initial 8-K, the Company will publicly disclose publication sales as its primary sales performance metric because management believes that a comparison of publication sales for the same directories from one period to another gives the best indication of underlying sales trends. Publication sales represent the billable value of advertising sales in directories that published in the period. Because of the deferral and amortization basis of revenue recognition, revenue does not provide a useful indication of underlying sales trends. Publication sales for the quarters ended March 31, 2002, June 30, 2002, September 30, 2002 and December 31, 2002 were $143.1 million, $132.5 million, $156.8 million and $109.3 million, respectively. A reconciliation of publication sales to the most comparable GAAP financial measure, net revenue, is provided on Schedule 6.




                                                                                        Schedule 1

DONNELLEY PRO FORMA COMBINED INCOME STATEMENT (Unaudited)
Adjusted Pro Forma Financial Results


                                                           For the Quarter Ended
                                      ----------------------------------------------------------------
                                          March            June          September     December 2002   Full Year 2002
(in thousands, except per share         2002 (a)         2002 (b)         2002 (c)          (d)
data)
                                      -------------- ----------------- --------------- --------------- ----------------

Net revenues                          $    144,587   $      142,460    $     142,318   $    141,917      $ 571,282

Expenses
  Operating expenses                        63,893           67,254           57,190         52,277        240,614
  General & administrative expenses
                                            10,624            8,174            9,796         11,980         40,574
  Depreciation and amortization             16,239           16,181           16,189         16,077         64,686
  Restructuring benefit                         --              218              145         (6,588)        (6,225)
  Investment impairment charge                  --               --               --          2,000          2,000
                                      -------------- ----------------- --------------- --------------- ----------------
     Total expenses                         90,756           91,827           83,320         75,746        341,649

Partnership and joint venture income
                                            21,905           36,627           34,430         24,184        117,146
                                      -------------- ----------------- --------------- --------------- ----------------

     Operating income                       75,736           87,260           93,428         90,355        346,779

Interest expense, net                       45,959           46,294           46,242         46,670        185,165
Other expense, net                              --               --               --            451            451
                                      -------------- ----------------- --------------- --------------- ----------------

     Income before taxes                    29,777           40,966           47,186         43,234        161,163

Provision for income taxes                  11,136           15,277           17,658         17,809         61,880
                                      -------------- ----------------- --------------- --------------- ----------------

     Net income                             18,641           25,689           29,528         25,425         99,283

Preferred Stock dividend                     4,000            4,080            4,162          4,244         16,486
                                      -------------- ----------------- --------------- --------------- ----------------

     Net income available to common
       shareholders                   $     14,641   $       21,609    $      25,366   $     21,181    $    82,797
                                      -------------- ----------------- --------------- --------------- ----------------

Earnings per share (EPS)
     Basic                            $     0.49     $       0.67      $      0.77     $       0.66    $     2.57
     Diluted                                0.48             0.65             0.76             0.64          2.52

Weighted average shares outstanding
     Basic                                  37,935          38,344            38,532         38,718         38,645
     Diluted                                38,795          39,229            39,094         39,463         39,379

(a)      See Schedule 2 for the reconciliation of GAAP Reported results to Adjusted Pro Forma results.
(b)      See Schedule 3 for the reconciliation of GAAP Reported results to Adjusted Pro Forma results.
(c)      See Schedule 4 for the reconciliation of GAAP Reported results to Adjusted Pro Forma results.
(d)      See Schedule 5 for the reconciliation of GAAP Reported results to Adjusted Pro Forma results.






                                                                                        Schedule 2


DONNELLEY PRO FORMA COMBINED INCOME STATEMENT (Unaudited)
For the Quarter Ended March 31, 2002

                                                        Donnelley                               Adjusted
(in thousands, except per share data)                  Historical         Adjustments          Pro Forma
                                                       ----------         -----------          ---------

Net revenues                                         $      18,828    $     125,759 (1)    $      144,587

Expenses
  Operating expenses                                        11,666           52,227 (2)            63,893
  General & administrative expenses                          5,045            5,579 (3)            10,624
  Depreciation and amortization                              1,608           14,631 (4)            16,239
                                                     ---------------- -------------------- -------------------
     Total expenses                                         18,319           72,437                90,756

Partnership and joint venture income                        27,148           (5,243)(6)            21,905
                                                     ---------------- -------------------- -------------------

     Operating income                                       27,657           48,079                75,736

Interest expense, net                                        6,222           39,737 (7)            45,959
                                                     ---------------- -------------------- -------------------

     Income before taxes                                    21,435            8,342                29,777

Provision for income taxes                                   8,253            2,883 (8)            11,136
                                                     ---------------- -------------------- -------------------

     Net income                                             13,182            5,459                18,641

Preferred Stock dividend                                        --            4,000 (9)             4,000
                                                     ---------------- -------------------- -------------------

     Net income available to common shareholders
                                                     $      13,182    $       1,459        $       14,641
                                                     ---------------- -------------------- -------------------

Earnings per share (EPS)
     Basic                                           $       0.45     $       0.04         $     0.49(12)
     Diluted                                                 0.44             0.04               0.48(12)

Weighted average shares outstanding
     Basic                                                  29,453            8,482(11)           37,935
     Diluted                                                30,173            8,622(11)           38,795





                                                                                        Schedule 3


DONNELLEY PRO FORMA COMBINED INCOME STATEMENT (Unaudited)
For the Quarter Ended June 30, 2002

                                                        Donnelley                               Adjusted
(in thousands, except per share data)                  Historical         Adjustments          Pro Forma
                                                       ----------         -----------          ---------

Net revenues                                         $      19,894    $     122,566 (1)    $      142,460

Expenses
  Operating expenses                                        14,088           53,166 (2)            67,254
  General & administrative expenses                          4,502            3,672 (3)             8,174
  Depreciation and amortization                              1,557           14,624 (4)            16,181
  Restructuring and special charge                             218               --                   218
                                                     ---------------- -------------------- -------------------
     Total expenses                                         20,365           71,462                91,827

Partnership and joint venture income                        40,864           (4,237)(6)            36,627
                                                     ---------------- -------------------- -------------------

     Operating income                                       40,393           46,867                87,260

Interest expense, net                                        5,973           40,321 (7)            46,294
                                                     ---------------- -------------------- -------------------

     Income before taxes                                    34,420            6,546                40,966

Provision for income taxes                                  13,251            2,026 (8)            15,277
                                                     ---------------- -------------------- -------------------

     Net income                                             21,169            4,520                25,689

Preferred Stock dividend                                        --            4,080 (9)             4,080
                                                     ---------------- -------------------- -------------------

     Net income available to common shareholders
                                                     $      21,169    $         440        $       21,609
                                                     ---------------- -------------------- -------------------

Earnings per share (EPS)
     Basic                                           $       0.71     $      (0.04)        $     0.67(12)
     Diluted                                                 0.70            (0.05)              0.65(12)

Weighted average shares outstanding
     Basic                                                  29,692            8,652(11)           38,344
     Diluted                                                30,415            8,814(11)           39,229






                                                                                        Schedule 4


DONNELLEY PRO FORMA COMBINED INCOME STATEMENT (Unaudited)
For the Quarter Ended September 30, 2002

                                                        Donnelley                               Adjusted
(in thousands, except per share data)                  Historical         Adjustments          Pro Forma
                                                       ----------         -----------          ---------

Net revenues                                         $      21,376    $     120,942 (1)    $      142,318

Expenses
  Operating expenses                                        11,912           45,278 (2)            57,190
  General & administrative expenses                          2,725            7,071 (3)             9,796
  Depreciation and amortization                              1,553           14,636 (4)            16,189
  Restructuring and special charge                              --              145 (5)               145
                                                     ---------------- -------------------- -------------------
     Total expenses                                         16,190           67,130                83,320

Partnership and joint venture income                        40,806           (6,376)(6)            34,430
                                                     ---------------- -------------------- -------------------

     Operating income                                       45,992           47,436                93,428

Interest expense, net                                        5,247           40,995 (7)            46,242
                                                     ---------------- -------------------- -------------------

     Income before taxes                                    40,745            6,441                47,186

Provision for income taxes                                  15,686            1,972 (8)            17,658
                                                     ---------------- -------------------- -------------------

     Net income                                             25,059            4,469                29,528

Preferred Stock dividend                                        --            4,162 (9)             4,162
                                                     ---------------- -------------------- -------------------

     Net income available to common shareholders
                                                     $      25,059    $         307        $       25,366
                                                     ---------------- -------------------- -------------------

Earnings per share (EPS)
     Basic                                           $       0.84     $      (0.07)        $     0.77(12)
     Diluted                                                 0.83            (0.07)              0.76(12)

Weighted average shares outstanding
     Basic                                                  29,707            8,825(11)           38,532
     Diluted                                                30,269            8,825(11)           39,094






                                                                                        Schedule 5


DONNELLEY PRO FORMA COMBINED INCOME STATEMENT (Unaudited)
For the Quarter Ended December 31, 2002

                                                        Donnelley                               Adjusted
(in thousands, except per share data)                  Historical         Adjustments          Pro Forma
                                                       ----------         -----------          ---------

Net revenues                                         $      15,328    $     126,589 (1)    $      141,917

Expenses
  Operating expenses                                        10,375           41,902 (2)            52,277
  General & administrative expenses                          4,159            7,821 (3)            11,980
  Depreciation and amortization                              1,531           14,546 (4)            16,077
  Restructuring benefit                                     (6,623)              35 (5)            (6,588)
  Investment impairment charge                               2,000               --                 2,000
                                                     ---------------- -------------------- -------------------
     Total expenses                                         11,442           64,304                75,746

Partnership and joint venture income                        28,055           (3,871)(6)            24,184
                                                     ---------------- -------------------- -------------------

     Operating income                                       31,941           58,414                90,355

Interest expense, net                                       16,107           30,563 (7)            46,670
Other expense, net                                             451               --                   451
                                                     ---------------- -------------------- -------------------

     Income before taxes                                    15,383           27,851                43,234

Provision for income taxes                                   7,614           10,195 (8)            17,809
                                                     ---------------- -------------------- -------------------

     Net income                                              7,769           17,656                25,425

Preferred Stock dividend                                    24,702          (20,458)(10)            4,244
                                                     ---------------- -------------------- -------------------

     Net income available to common shareholders
                                                     $     (16,933)   $      38,114        $       21,181
                                                     ---------------- -------------------- -------------------

Earnings per share (EPS)
     Basic                                           $      (0.57)    $       1.23         $     0.66(12)
     Diluted                                                (0.57)            1.21               0.64(12)

Weighted average shares outstanding
     Basic                                                  29,716            9,002(11)           38,718
     Diluted                                                30,399            9,064(11)           39,463

(1) Represents revenue recognized by SPA during the period less Donnelley commission revenue and pre-press publishing revenue from SPA included in the reported GAAP amounts. The Donnelley commission revenue and pre-press publishing revenue would have been eliminated as intercompany revenues had the acquisition occurred on January 1, 2002. The components of the net adjustment for each quarter is as follows:


                                                                   Less: Donnelley
                                                                    revenue from
                                                                      services
                                                                   provided to SPA
                                                 SPA revenue                          Net adjustment
                                             -------------------- ------------------ -----------------

                              1Q                   $  137,214            $(11,455)       $ 125,759
                              2Q                      136,459             (13,893)         122,566
                              3Q                      135,579             (14,637)         120,942
                              4Q                      136,351              (9,762)         126,589

(2) Represents operating expenses recognized by SPA during the period, less SPA commission and pre-press publishing expenses for services provided by Donnelley plus expense related to the amortization of a required purchase accounting adjustment to increase deferred directory costs acquired to fair value. The SPA commission and pre-press publishing expenses for services provided by Donnelley would have been eliminated as intercompany expenses had the acquisition occurred on January 1, 2002. The components of the net adjustment for each quarter is as follows:

                                                                                        Plus:
                                                                                    amortization
                                                                    Less: SPA       of adjustment
                                                                    operating        to increase
                                                                   expenses for       deferred
                                                                     services         directory
                                               SPA operating       provided by      costs to fair
                                                 expenses           Donnelley           value        Net adjustment
                                            -------------------- ----------------- ---------------- -----------------

                              1Q                    $ 59,127           $ (11,382)        $ 4,482         $ 52,227
                              2Q                      61,557             (11,379)          2,988           53,166
                              3Q                      55,828             (11,297)            747           45,278
                              4Q                      52,489             (10,670)             83           41,902


(3) Represents general and administrative expenses recognized by SPA during the period.

(4) Represents depreciation and amortization expense recognized by SPA during the period plus amortization expense of $12,458 per quarter for intangible assets acquired in the acquisition assuming it occurred on January 1, 2002.

(5)      Represents restructuring charges recognized by SPA during the period.

(6) Represents income from CenDon, LLC recognized by Donnelley and included in reported GAAP amounts, which would have been eliminated as intercompany income had the acquisition occurred on January 1, 2002.

(7) Represents the additional interest expense that would have been incurred assuming the financing obtained to acquire SPA was outstanding as of January 1, 2002.

(8)      Represents the tax effect of the above adjustments.

(9) Represents the stated 8% annual dividend that would have accrued on the $200,000 of Preferred Stock assuming the Preferred Stock was issued on January 1, 2002. The preferred dividend for the first quarter 2002 excludes a pro forma deemed dividend of $62,374 for a beneficial conversion feature that would have been recognized had the $200,000 of Preferred Stock been issued on January 1, 2002.

(10) In the fourth quarter 2002, Donnelley recorded a preferred dividend of $24,702 related to $70,000 of Preferred Stock that was issued in November 2002. The $70,000 was a portion of the $200,000 that was ultimately issued and the preferred dividend amount included $24,158 of the total BCF of $62,374 referred to in (9) above. Assuming the total $200,000 of Preferred Stock was issued on January 1, 2002, the entire BCF would have been recognized in the first quarter 2002 and the fourth quarter dividend would have been $4,244.

(11) Represents the effect on the weighted average basic and diluted shares outstanding assuming the preferred stock was converted to common stock at the beginning of the period. The weighted average diluted shares outstanding also include the dilutive effect, if any, of the warrants issued with the Preferred Stock. There was no dilutive effect of the warrants in the third quarter as the average price of Donnelley common stock during the period was less than the exercise price of the warrants.

(12)     On an adjusted pro forma basis, basic and diluted earnings per share
         (EPS) are calculated as net income before preferred dividend divided by the adjusted weighted average basic and diluted shares as described in
         (11) above. EPS calculated in accordance with Article 11 or Regulation S-X was as follows:

                                                  Basic          Diluted
                                               ------------- -------------
                              1Q                  $ (1.62)      $ (1.62)
                              2Q                     0.57          0.57
                              3Q                     0.66          0.66
                              4Q                     0.56          0.56
                              Full Year              0.55          0.55

         Note: The full year EPS will not equal the sum of the quarters due to the net loss in the first quarter and rounding.





                                                                                        Schedule 6


Reconciliation of Publication sales for Sprint-branded directories to net revenue (unaudited)


(in thousands)                                                           Quarter Ended
                                                -----------------------------------------------------------------
                                                    March            June        September 2002   December 2002
                                                     2002            2002
                                                --------------- ---------------- ---------------- ---------------

Publication sales - Sprint-branded directories     $ 143,054        $132,501         $ 156,799       $ 109,349

Less publication sales for Sprint-branded
     directories not sold by Donnelley               (95,686)       (104,736)         (106,444)        (50,086)
                                                --------------- ---------------- ---------------- ---------------
Publication sales reported by Donnelley               47,368          27,765            50,355          59,263
Less sales contracts executed in prior
     periods and reported as publication
     sales in current period                         (23,184)        (22,664)          (49,712)        (58,358)
Plus sales contracts executed in current
     period that will be reported as
     publication sales in future periods              18,493          47,869            56,037          33,570
                                                --------------- ---------------- ---------------- ---------------
Value of sales contracts executed in the
     period on which Donnelley earns
     commission revenue                            $  42,677       $  52,970          $ 56,680       $  34,475
                                                --------------- ---------------- ---------------- ---------------
Net commission revenue on the value of sales
     contracts executed in the period              $   9,752       $  12,190          $ 12,934       $   7,860
Pre-press publishing revenue                           8,638           7,266             8,004           7,163
Other revenue                                            438             438               438             305
                                                --------------- ---------------- ---------------- ---------------
Net revenue - GAAP                                  $ 18,828       $  19,894          $ 21,376        $ 15,328
                                                --------------- ---------------- ---------------- ---------------


SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


R.H. DONNELLEY CORPORATION


By:      /s/ ROBERT J. BUSH
         -------------------
           Name: Robert J. Bush
           Title: Vice President and General Counsel


Date:  July 23, 2003


R.H. DONNELLEY INC.


By:      /s/ ROBERT J. BUSH
         ------------------
           Name: Robert J. Bush
           Title: Vice President and General Counsel


Date:  July 23, 2003